UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2003

Commission File Number  0-9032

SONESTA INTERNATIONAL HOTELS CORPORATION

New York	13-5648107
(State of Organization)	(IRS Employer Identification No.)

116 Huntington Avenue, Boston, Massachusetts 02116

(617) 421-5400

Item 7.              Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Sonesta International Hotels Corporation (the “Company”) hereby furnishes the following exhibit:

99.1                           Press release dated May 12, 2003.

Item 9.               Regulation FD Disclosure.

The following information and Exhibit 99.1 are furnished pursuant to Item 12, “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.  This information and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 12, 2003, the Company issued a press release setting forth the Company’s results of operations for the quarter ended March 31, 2003.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONESTA INTERNATIONAL HOTELS CORPORATION

By:	/s/ BOY A.J. VAN RIEL
Boy A. J. van Riel
Vice President and Treasurer
	Dated:	May 12, 2003